Prepaid Expenses and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2022
Prepaid Expenses and Other Current Assets [Abstract]
Schedule of Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consisted of the following:

	As of December 31,
	2022	2021
Loan to third parties (i)	$7,000,000	$-
Receivable from a third party (ii)	3,800,000	-
Prepaid expenses (iii)	9,061,895	53,919
Advance to a third-party individual (iv)	2,000,000	-
Deposit	1,494,588	124,618
Deductible input VAT	1,185,903	6,881,223
Advance to staff	165,288	255,430
Others	14,386	-
Total	$24,722,060	$7,315,190

(i)	In 2022, the Group provided an interests-free loan of $1.0 million to a shareholder, who held 4.3% equity interests of NWTN could not significantly influence the Group thus was considered as a third party, and an interests-free loan of $6.0 million to a third party, for their ordinary operations. These loans would be due in October through December 2023.

(ii)	In 2022, the Group engaged a third party for marketing services with a total consideration of $6.0 million. The Group wrongly prepaid $3.8 million of the consideration to another third party, which was collected by the Group in January 2023.

(iii)	Prepaid expenses primarily consisted of directors’ and officers’ insurance expenses to be amortized within a year and prepaid commission expenses for financing services as of December 31, 2022.

(iv)	In 2022, the Group engaged a shareholder, who held 0.4% equity interests of NWTN could not significantly influence the Group thus was considered as a third party as of December 31, 2022, and is experienced in investing and financing for investment and financing consulting for the period from January 2023 to January 2024. In 2022, the Group paid an amount of $2 million to this individual as prepayment, which would be expensed as the services provided to the Group.